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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary proxy statement         [ ]  Confidential, For Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12


                               CNB FINANCIAL CORP.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box): [X] No fee required.
[ ] Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:


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(2)     Aggregate number of securities to which transaction applies:


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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:


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(5)     Total fee paid:


[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:
(2)     Form, Schedule or Registration Statement No.:
(3)     Filing Party:
(4)     Date Filed:


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The following is the letter to be mailed to shareholders sent by the Company on
October 5, 2001:

                               IMPORTANT REMINDER



Dear Shareholder:

        We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of CNB Financial Corp. to be held on Tuesday, October 16, 2001. These materials included a proxy statement/prospectus and a proxy card. According to our records, your proxy card for this important meeting has not yet been received.

        At the Special Meeting, stockholders are being asked to consider, approve and adopt the Agreement and Plan of Merger by and between CNB Financial Corp. and NBT Bancorp Inc.

        Regardless of the number of shares you own, it is important that they be represented by your vote. You are encouraged to vote your proxy today. For your convenience, we have enclosed a duplicate proxy card and a postage-paid return envelope. As instructed on the proxy card, you may vote by returning your completed proxy card in the enclosed envelope or vote your proxy by telephone or via the Internet.

        For reasons set forth in the proxy statement/prospectus, your Board of Directors believes the proposal is in the best interests of the Company and its shareholders and recommends a vote "FOR" the approval. If you would like another copy of the proxy statement/prospectus or if you have any questions, please contact D.F. King & Co., Inc. at 1-800-431-9629.

        Thank you for your continued support.

                                                   Sincerely,

                                                   /s/ Donald L. Brass

                                                   Donald L. Brass
                                                   President

Enclosures


                 IF YOU RECENTLY VOTED YOUR PROXY, PLEASE ACCEPT
                      OUR THANKS AND DISREGARD THIS NOTICE.